Reconciliation of Federal Statutory Tax Rate of to Company's Effective Income Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Income Tax Expense (Benefit), Continuing Operations, Income Tax Reconciliation
Statutory tax rate	(34.00%)	(34.00%)
State taxes, net of Federal benefits	(5.28%)	(5.28%)
Permanent differences	1.01%	0.39%
Credits	(0.09%)	(4.85%)
Change in valuation allowance	38.92%	42.37%
Other	(0.56%)	1.37%
Effective tax rate